Subsequent event	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent event
23	Subsequent event

On March 6, 2019, the Corporation completed the March 2019 Public Offering, issuing an aggregate of 4,900,000 common shares at a price of $5.45 per common share, raising gross proceeds of $26.7 million. On March 11, 2019, the underwriters partially exercised their option to purchase common shares, resulting in the issuance of 504,855 common shares of the Corporation at a price of $5.45 per share for additional gross proceeds of approximately $2.75 million. As a result of the exercise of this option, the Corporation has raised total gross proceeds of approximately $29.46 million before deducting the underwriting commissions and offering expenses, which are estimated to be $2 million.